Events Subsequent to the Reporting Period	12 Months Ended
Mar. 31, 2026
Events Subsequent to the Reporting Period [Abstract]
EVENTS SUBSEQUENT TO THE REPORTING PERIOD
31	EVENTS SUBSEQUENT TO THE REPORTING PERIOD

The Company evaluated all events and transactions that occurred after March 31, 2026 up through July 31, 2026, which is the date that these consolidated financial statements are available for distribution. Other than the event disclosed below:

Subsequent to March 31, 2026, the Company entered into a share acquisition agreement, together with related option agreements, to acquire a controlling interest in Neubodi Holdings Sdn. Bhd. for cash consideration. Completion of the acquisition remains pending, subject to the satisfaction of conditions precedent. The consideration is not material relative to the scale of the Company’s operations.